FOURTH QUARTER 2006 EARNINGS RELEASE MARCH 2, 2007 Exhibit 99.3

©2007 HORIZON LINES INC.
AlwaysThere. AlwaysDelivering.

Forward-Looking Statements
Risks, Uncertainties, Other Factors with Respect to “Forward-Looking
Statements”:
Certain statements contained in this presentation constitute “forward-
looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and uncertainties.  There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the “forward-looking statements”.  Such factors are detailed in the Horizon Lines, Inc.’s final prospectus filed with the Securities and Exchange Commission on
November 17, 2006.
.

©2007 HORIZON LINES INC.

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Earnings Call Agenda
Introduction and Overview
Chuck Raymond – Chairman, President & Chief Executive Officer
Operations Review
John Handy – Executive Vice President
Financial Review
Mark Urbania – Senior Vice President & Chief Financial Officer
Questions and Answers
.

4 Fourth Quarter 2006 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Introduction and Overview .

©2007 HORIZON LINES INC.

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Fourth Quarter and 2006 Highlights
Transition to full public company status
Fleet enhancement initiative on schedule
Horizon EDGE initiative launched and capturing early wins
Maersk agreements renewal
Horizon Services Group introduces RFID technology and forms joint venture
Tonnage tax election yields significant tax savings
Record financial results
Board of Directors additions
.

6 Fourth Quarter 2006 Earnings Release John Handy Executive Vice President Operations Review .

©2007 Horizon Lines Inc.

AlwaysThere AlwaysDelivering.

Operating Highlights
Rate increases and mix upgrade more than offset volume softness
Competitive landscape stable and 2007 economic outlook remains positive
Horizon EDGE benefits ahead of projections
TP-1 fleet enhancement initiative on schedule
Container fleet enhancement continues
Vessel availability above 99%
Increased vessel utilization rate
Excellent on-time arrival performance
Service excellence awards
.

©2007 HORIZON LINES INC.
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Rate / Volume Update – Fourth Quarter
Rate improvements in all three tradelanes continue to sustain steady revenue growth in spite of softer volumes
Mix upgrade success positively impacted rates, led by volume growth in the refrigerated cargo, pharmaceutical and military segments (especially in Guam)
Puerto Rico volume did not rebound in the fourth quarter, but favorable rate, operating efficiencies, and intelligent deployment decisions mitigate shortfall
$228 $3,297 $3,525
Variance 2005 2006
Rate Per Container
(2,301) 74,554 72,253
Variance 2005 2006
Container Volume
.

©2007 HORIZON LINES INC.
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2007 Economic Outlook
Hawaii should see a steady rebound from a stagnant fourth quarter based on planned construction projects, tourism and military growth
Guam will see increasing growth as the 10-year military expansion moves forward
Alaskan economy will continue to grow, supported by high oil prices, tourism, strong construction, and expansion plans of major U.S.
retailers
Puerto Rico is projecting modest recovery for the year as the economy continues to adjust to tax reform and high energy costs
.

©2007 Horizon Lines Inc.
AlwaysThere AlwaysDelivering.

Competitive Update
Steady market share in all tradelanes
Gains in targeted segments
Puerto Rico trade capacity remained balanced with lighter
volumes
Alaska RFID implementation creates a new technology
differentiator
First arrival in Guam remains a distinct competitive advantage
.

Always There. Always Delivering.
EDGE
Working together to realize better ways to efficiently serve our customers and add value to our organization

©2007 HORIZON LINES INC.
AlwaysThere AlwaysDelivering.

Horizon EDGE Update
Horizon EDGE is fully underway and captured 2006 savings in
excess of targets
Gross benefits ahead of plan at $3.9M versus budget of $3.0M
2007 Savings Target
2007 net benefits projection remains at a minimum of $13M
.

HORIZON LINES

©2007 HORIZON LINES INC.

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12 Horizon Lines Hawk .

©2007 Horizon Lines Inc.

AlwaysThere **AlwaysDelivering**.

TP-1 Fleet Enhancement Update
Vessel delivery and phase-in dates on schedule
Nov Dec Jan Feb Mar Apr May Jun Jul
Horizon Hunter
Horizon Hawk
Horizon Eagle
Horizon Falcon
Horizon Tiger
New TP-1 Commences Ex Asia
PEX Service Commences
Large Jones Act Vessel to PR
Performance of vessels exceed expectations
Amended and extended TP-1 Agreement with Maersk commences
with start of new TP-1 service
Estimated 2007 net impact of new TP-1 service phase-in is $(15)
million
.

©2007 Horizon Lines Inc.

AlwaysThere **AlwaysDelivering.**

14 Container Fleet Investments 3,800 2,400 Total --- 300 2003 --- 900 2004 1,000 1,200 2005 2,800 --- 2006 Dry Containers Refrigerated Containers Year Acquired .

©2007 HORIZON LINES INC.

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Vessel Performance - 2006
99.8%
99.7%
0%
20%
40%
60%
80%
100%
2005 2006
Vessel Availability
88.0%
89.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2005 2006
Vessel Utilization
79.0%
83.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2005 2006
Vessel On-Time Arrival
.

©2007 Horizon Lines Inc.

AlwaysThere. AlwaysDelivering.

Service Excellence Awards in 2006
Lowe’s 2006 “Platinum Carrier Award” for 99.9% On-Time Service
Performance
Lowe’s “Outstanding Ocean Service Provider”
5
th
Consecutive Year
Toyota “On-Time Performance” Award
7
th
Consecutive Year
Toyota “Customer Service Honors” award for shipments to Hawaii
Wal-Mart “Carrier of the Year Award” for the Jones Act Trades
Named to Global Logistics & Supply Chain Strategy’s “100 Great
Supply Chain Partners”
Winner of Logistics Management magazine’s coveted “Quest for
Quality Award”
.

17 Fourth Quarter 2006 Earnings Release M. Mark Urbania Senior Vice President & Chief Financial Officer Financial Review .

©2007 HORIZON LINES INC.
AlwaysThere **AlwaysDelivering.**

Financial Highlights
Record earnings achieved in line with or ahead of previous guidance
Operating revenue
Operating income
EBITDA
Net income
Earnings per share
Record cash flow generation
Capital structure continues to improve
.

3.0%

5.5%

©2007 Horizon Lines Inc.

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19 Operating Revenue 279.0 287.5 200 220 240 260 280 300 2005 2006 Fourth Quarter 1,096.2 1,156.9 1,000 1,050 1,100 1,150 1,200 2005 2006 Year ($ in Millions) .

©2007 HORIZON LINES INC.

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Operating Revenue
(35.6) (7.7) Volume Variance
Revenue Growth
$ 60.7 $ 8.5 Total Revenue Increase
3.3 (0.4) Other / Non-Transportation Revenue
48.6 6.6 Fuel Recovery
$ 44.4 $ 10.0 Rate and Cargo Mix Improvement
Year Fourth Quarter
($ in Millions)
.

15.1%

20.1%

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Adjusted Operating Income
(1)
19.9
22.9
0
5
10
15
20
25
2005 2006
Fourth Quarter
(1)
See reconciliation of Operating Income to Adjusted Operating Income on page 31.
81.6
98.0
0
20
40
60
80
100
2005 2006
Year
($ in Millions)
.

8.4%

9.0%

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Adjusted EBITDA
(1)
35.9
38.9
0.0
10.0
20.0
30.0
40.0
50.0
2005 2006
Fourth Quarter
(1)
See reconciliation of Net Income to Adjusted EBITDA on page 33.
149.7
163.1
0
50
100
150
200
2005 2006
Year
($ in Millions)
.

43.8%

29.3%

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Adjusted Net Income
(1)
8.0
11.5
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
2005 2006
Fourth Quarter
(1)
See reconciliation of Net Income to Adjusted Net Income on page 32.
34.8
45.0
0
10
20
30
40
50
2005 2006
Year
($ in Millions)
.

41.7%

28.8%

©2007 HORIZON LINES INC.

AlwaysThere AlwaysDelivering.

24 Adjusted EPS (1) 0.24 0.34 0.0 0.1 0.2 0.3 0.4 2005 2006 Fourth Quarter 1.04 1.34 0.0 0.5 1.0 1.5 2005 2006 Year (1) See reconciliations on pages 29 and 30. .

©2007 Horizon Lines Inc.
AlwaysThere AlwaysDelivering.

2006 Free Cash Flow
(1.2) Financing Costs
$ 52.5 Net Cash Flow
(27.5) Debt Repayment
(1.3) Repurchase of 11% Notes
81.3 Free Cash Flow
(14.8) Dividends
(36.7) Interest
(0.9) Taxes
(16.8) Dry-Dock Expenditures
(19.1) Capital Expenditures, Net
(4.2) TP-1 Related Costs
(1.9) Vessel Payments in Excess of Accrual
16.4 Working Capital
$ 160.5 EBITDA
Free Cash Flow
($ in Millions)
.

©2007 HORIZON LINES INC. AlwaysThere **AlwaysDelivering**.

Improving Capital Structure
(a) Fully accreted balances were $160 million at September 25, 2005 and $102.5 million on December 24, 2006
(b) Includes adjustment for lease expense buyouts
(c) Excludes amortization of financing fees.
--- 62.2 Series A preferred stock
3.7x 2.9x LTM adjusted EBITDA (b) / LTM interest expense (c)
71% 88% Debt/capitalization
3.1x 4.3x Debt/LTM adjusted EBITDA (b)
Credit statistics:
$719.1 $709.6 Total capitalization
208.3 22.7 Equity
510.8 624.7 Total debt
89.6 122.2 11% notes (a)
197.0 250.0 9% notes
224.2 252.5 Senior secured debt
0.3 0.5 Capital leases
4.5 4.5 Vessel mortgages
219.4 247.5 Term loan
$--- $--- Revolver
December 24,
2006
September 25,
2005
($ in Millions)
.

©2007 HORIZON LINES INC.

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2007 Financial Guidance
Financial Guidance
($ in Millions except EPS)
First Quarter Year
Revenue $285 - $290 $1,215 - $1,225
EBITDA $  33 - $  36 $   173 - $   180
EPS $ .10 - $ .15 $   1.45 - $ 1.59
Free Cash Flow $    27  - $    34
.

28 Financial Appendix .

©2007 HORIZON LINES INC.

AlwaysThere **AlwaysDelivering**.

Income Statement Summary – Fourth Quarter
33,544,170 33,572,830 32,623,848 33,572,830 Shares Outstanding - Basic
$ 8.0 $ 11.5 $ (12.4) $ 10.6
Net Income (Loss) Common
Shareholders
-- -- 1.5 -- Preferred Stock Accretion
92.9% 92.0 95.5% 92.2% Operating Ratio
$ 35.9 $ 38.9 $ 15.3 $ 37.9 EBITDA
$ .24 $ .34 $ (.38) $ .32 Earnings (Loss) Per Share – Basic
8.0 11.5 (10.9) 10.6 Net Income (Loss)
0.9 (0.9) (2.0) (1.0) Income Tax Expense (Benefit)
8.9 10.6 (12.9) 9.6 Pretax Income (Loss)
11.0 12.3 25.4 12.9 Other Expense
19.9 22.9 12.5 22.5 Operating Income
259.1 264.6 266.5 265.0 Operating Expense
$ 279.0 $ 287.5 $ 279.0 $ 287.5 Operating Revenue
Quarter
Ended
Dec. 25, 2005
Quarter
Ended
Dec. 24, 2006
Quarter
Ended
Dec. 25, 2005
Quarter
Ended
Dec. 24, 2006
Adjusted
(1)
Actual
(1)
Adjusted to exclude non-recurring IPO, other transaction and non-cash expenses, and to retroactively apply tonnage tax.
($ in Millions, Except per Share Amounts)
.

©2007 HORIZON LINES INC.

AlwaysThere AlwaysDelivering.

Income Statement Summary – Year
33,544,170 33,551,335 22,376,797 33,551,335 Shares Outstanding - Basic
$ 34.8 $ 45.0 $ (23.4) $ 72.4
Net Income (Loss) Common
Shareholders
--- -- 5.1 -- Preferred Stock Accretion
92.6% 91.5% 95.7% 91.7% Operating Ratio
$ 149.7 $ 163.1 $ 100.4 $ 160.5 EBITDA
$ 1.04 $ 1.34 $ (1.05) $ 2.16 Earnings (Loss) Per Share – Basic
34.8 45.0 (18.3) 72.4 Net Income (Loss)
4.2 4.6 .4 (25.4) Income Tax Expense (Benefit)
39.0 49.6 (17.9) 47.0 Pretax Income (Loss)
42.6 48.4 64.6 49.0 Other Expense
81.6 98.0 46.7 96.0 Operating Income
1,014.6 1,058.9 1,049.5 1,060.9 Operating Expense
$ 1,096.2 $ 1,156.9 $ 1,096.2 $ 1,156.9 Operating Revenue
Year
Ended
Dec. 25, 2005
Year
Ended
Dec. 24, 2006
Year
Ended
Dec. 25, 2005
Year
Ended
Dec. 24, 2006
Adjusted
(1)
Actual
(1)
Adjusted to exclude non-recurring IPO, other transaction and non-cash expenses, and to retroactively apply tonnage tax.
($ in Millions, Except per Share Amounts)
.

©2007 HORIZON LINES INC.
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Adjusted Operating Income Results
3.8 --- --- --- Lease Buyout Net Expense Savings
19.2 --- 7.2 --- Stock Compensation Expense
Adjustments
(a)
Adjusted Operating Income
(a) These charges are not anticipated to recur regularly in the ordinary course of business.
$ 81.6 $ 98.0 $ 19.9 $ 22.9 Adjusted Operating Income
34.9 2.0 7.4 0.4 Total Adjustments
2.2 2.0 0.2 0.4 Transaction Related Expense
9.7 --- --- --- Management Fees
$ 46.7 $ 96.0 $ 12.5 $ 22.5 Operating Income
Year
Ended
Dec. 25, 2005
Year
Ended
Dec. 24, 2006
Quarter
Ended
Dec. 25, 2005
Quarter
Ended
Dec. 24, 2006
($ in Millions)
.

©2007 Horizon Lines Inc.
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Adjusted Net Income Results
--- (18.8) --- --- • Deferred Tax Revaluation
11.0 (11.0) 2.6 --- • 2005 Impact
Tonnage Tax Adjustments:
3.8 --- --- --- Lease Buyout Net Expense Savings
(14.8) (0.2) (5.5) (0.1) Tax Impact of Adjustments
2.2 2.0 0.2 0.4 Transaction Related Expense
9.7 --- --- --- Management Fees
13.2 0.6 13.2 0.6 Loss on Extinguishment of Debt
19.2 --- 7.2 --- Stock Compensation Expense
Adjusted Net Income
$ 34.8 $ 45.0 $ 8.0 $ 11.5 Adjusted Net Income
8.8 --- 1.2 --- Interest Expense Reduction
Adjustments
(a)
$ (18.3) $ 72.4 $ (10.9) $ 10.6 Net Income (Loss)
Year
Ended
Dec. 25, 2005
Year
Ended
Dec. 24, 2006
Quarter
Ended
Dec. 25, 2005
Quarter
Ended
Dec. 24, 2006
($ in Millions)
(a)  These charges are not anticipated to recur regularly in the ordinary course of business.
.

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Net Income/EBITDA Reconciliation
5.0 --- --- --- Lease Buyout Gross Expense Savings
2.2 2.0 0.2 0.4 Transaction Related Expense
9.7 --- --- --- Management Fees
13.2 0.6 13.2 0.6 Loss on Extinguishment of Debt
Note:  EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization.  We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Holding to maintain certain interest expense coverage and leverage ratios, which contain EBITDA  and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.
19.2 --- 7.2 --- Stock Compensation Expense
Net Income/EBITDA Reconciliation
$ 149.7 $ 163.1 $ 35.9 $ 38.9 Adjusted EBITDA
100.4 160.5 15.3 37.9 EBITDA
66.9 64.9 16.0 16.0 Depreciation and Amortization
51.4 48.6 12.2 12.3 Interest Expense, Net
0.4 (25.4) (2.0) (1.0) Tax Expense (Benefit)
$ (18.3) $ 72.4 $ (10.9) $ 10.6 Net Income (Loss)
Year
Ended
Dec. 25, 2005
Year
Ended
Dec. 24, 2006
Quarter
Ended
Dec. 25, 2005
Quarter
Ended
Dec. 24, 2006
($ in Millions)
.

34 Fourth Quarter 2006 Earnings Release Questions & Answers .